                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.333-96483, No.333-30096 and No. 333-46204) of Modem
Media, Inc. of our report dated March 3, 2004 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Stamford, Connecticut
March 26, 2004